UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/17

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter June 30, 2017

Templeton Developing Markets Trust

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended June 30, 2017, emerging market economies overall continued to grow faster than developed market economies. Among major emerging market economies, China’s, India’s and South Africa’s central banks left their benchmark interest rates unchanged, while Brazil’s and Russia’s lowered their rates several times during the period. Emerging market currencies generally appreciated against the U.S. dollar. Investor sentiment grew amid encouraging corporate earnings growth and economic reports from many emerging market countries, as well as easing concerns about the potential for a protectionist U.S. trade policy, which helped offset concerns about weak commodity prices and geopolitical tensions in certain regions. In this environment, emerging market stocks delivered a strong total return, as measured by the MSCI Emerging Markets Index.

We are committed to our long-term perspective and disciplined investment approach as our on-the-ground research team conducts rigorous, company-by-company analysis to find what we consider to be bargain opportunities.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Developing Markets Trust’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Mark Mobius

Executive Chairman

Templeton Emerging Markets Group

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Contents

Semiannual Report

Templeton Developing Markets Trust	3

Performance Summary	7

Your Fund’s Expenses	9

Financial Highlights and Statement of Investments	10

Financial Statements	19

Notes to Financial Statements	23

Shareholder Information	32

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Developing Markets Trust

We are pleased to bring you Templeton Developing Markets Trust’s semiannual report for the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares delivered a +21.37% cumulative total return for the six months under review. In comparison, the MSCI Emerging Markets (EM) Index generated a total return of +18.60%, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index produced a +18.74% total return for the same period.1 The indexes measure global emerging market stock performance. Please note, index performance is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. India’s economy grew at a

Geographic Composition

Based on Total Net Assets as of 6/30/17

slower pace in the March 2017 quarter compared to the prior-year period, as consumer spending growth slowed and investment declined following the government’s demonetization program that recalled large-denominated currency notes from circulation. Russia’s economy grew in the first quarter of 2017 compared to the prior-year period, driven by growth in mining, manufacturing, trade and transportation. Brazil’s economy contracted at a slower rate in 2017’s first quarter compared to the prior-year period, but it grew compared to the previous quarter, as export growth offset a small decline in consumer spending and contraction in investment and public spending. Following a quarterly decline in 2016’s fourth quarter, South Africa’s economy fell into recession in 2017’s first quarter as gross domestic product contracted due largely to trade and manufacturing declines. Among other emerging markets, South Korea’s, Taiwan’s and Hungary’s economies continued to grow.

Several central banks, including those of Mexico and Turkey, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of Chile, lowered their benchmark interest rates to promote economic growth. The Bank of Russia reduced its key interest rate several times, but noted at its June meeting that it would implement

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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moderately tight monetary conditions to maintain inflation. Brazil’s central bank cut its benchmark interest rate several times during the period to spur economic growth. China’s, India’s and South Africa’s central banks left their benchmark interest rates unchanged during the period.

Emerging market stocks rose significantly during the six months under review, as corporate earnings growth and encouraging economic data from China and other emerging market countries helped offset investor concerns about lower commodity prices and various geopolitical tensions. Further supporting stocks were emerging market currencies’ overall strength against the U.S. dollar and subsiding concerns about the potential for a protectionist U.S. trade policy. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +18.60% total return for the six months ended June 30, 2017.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included investments in Samsung Electronics, Tencent Holdings and Brilliance China Automotive Holdings.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. The company is also a leading supplier of memory chips for high-end phones and is a key provider of organic light-emitting diodes (OLED) displays. Key drivers of the stock price included strong first-quarter 2017 corporate results, robust second-quarter earnings guidance, proposed share buybacks and announcement of a cancelation of all existing Treasury shares. Strong demand for Samsung’s new high-end smartphone, the Galaxy S8, which was released in March 2017, also supported sentiment.

Top 10 Countries
6/30/17
% of Total Net Assets
China	21.7%
South Korea	16.7%
Taiwan	12.1%
India	7.9%
South Africa	6.8%
Russia	5.5%
Brazil	4.7%
U.K.	3.9%
Thailand	3.7%
Indonesia	3.4%

Tencent is one of the world’s largest and most widely used Internet service portals. The company provides value-added Internet, mobile and telecommunication services and online advertising under the strategic goal of providing users with “one-stop online lifestyle services.” Over the last decade, Tencent has maintained steady growth under its user-oriented operating strategies. Internet stocks in China rebounded in the first half of 2017 following pressure in the fourth quarter of 2016. Tencent’s shares further benefited from a better-than-expected double-digit increase in first-quarter revenues, driven by the online gaming, online advertising and social networking segments.

Brilliance China Automotive manufactures and sells automobiles to the Chinese domestic market, predominantly through its joint venture with German luxury car manufacturer BMW. The company announced an in-line set of figures for 2016, and better-than-expected first-quarter 2017 earnings growth driven by strong sales growth. Expectations for a continuation of strong sales momentum in the second half of 2017, supported by resilient luxury car demand and the continued rise of China’s upper middle class, also drove share price performance over the period. An encouraging outlook based upon new vehicle launches, increased financing revenues, a supportive macroeconomic environment and attractive valuations further supported investor sentiment in the stock.

In contrast, key detractors included positions in IMAX, LUKOIL and Glenmark Pharmaceuticals.

IMAX is one of the world’s leading entertainment technology companies, specializing in immersive motion picture technologies. The company combines proprietary software, theater architecture and equipment to create high-quality motion picture experiences. Its systems are used globally,

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including a notable market position in China. Gross profit margin for first-quarter 2017 was down from first-quarter 2016, when box-office figures were helped by a stronger movie slate. In June, the company announced a cost-cutting program and proposed further share buybacks.

LUKOIL is a Russia-based energy company primarily involved in the exploration, production, marketing and refining of oil and oil-related products. The company is one of the world’s largest oil companies in terms of reserves. Although the company delivered first-quarter 2017 results that beat expectations, its shares underperformed due to weak investor sentiment in the Russian market in general and a decline in crude oil prices. After surging 55.93% in U.S. dollar terms in 2016, the Russian market gave back some of those gains in the first half of 2017, with the MSCI Russia Index declining 13.96%.1 Key reasons for the correction were a decline in oil prices and geopolitical worries, including additional U.S. sanctions.

Glenmark Pharmaceuticals is an Indian manufacturer of generic drugs and pharmaceutical ingredients. Glenmark produces formulation products in areas such as oncology, respiratory and cardiac. It also researches and develops its own chemical and biological entities. In addition to India, the U.S. is its main market. Its share price declined significantly in May as the company announced weaker-than-expected first-quarter 2017 operating performance with disappointing revenue growth. Sales in India were impacted by the government’s demonetization program to recall large-denominated currency notes, while price declines and lower sales for a cholesterol-lowering drug pressured sales in the U.S.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2017, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Top 10 Holdings
6/30/17

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	6.7%
Naspers Ltd. Media, South Africa	5.4%
Brilliance China Automotive Holdings Ltd. Automobiles, China	4.6%
Unilever PLC Personal Products, U.K.	3.9%
Alibaba Group Holding Ltd. Internet Software & Services, China	3.4%
Tencent Holdings Ltd. Internet Software & Services, China	3.1%
Hon Hai Precision Industry Co. Ltd. Electronic Equipment, Instruments & Components, Taiwan	2.8%
ICICI Bank Ltd. Banks, India	2.4%
SK Hynix Inc. Semiconductors & Semiconductor Equipment, South Korea	1.9%

During the past six months, we increased the Fund’s holdings in Russia, South Korea, Mexico and the Czech Republic as we continued to invest in opportunities we considered to be attractive. In sector terms, we increased the Fund’s holdings in health care and materials and made some purchases in financials.2 Key purchases included a new position in Sberbank of Russia, the country’s leading bank. We also increased investments in South Korea-listed POSCO, one of the world’s largest steel producers in the world, and Alibaba Group Holding, China’s largest e-commerce company.

Conversely, we conducted some sales to focus on stocks we considered to be more attractively valued within our investment universe. We reduced the Fund’s investments in Brazil, South Africa and the U.K. and made some sales in China. In sector terms, we reduced holdings in industrials and consumer staples

2. The health care sector comprises biotechnology and pharmaceuticals in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The financials sector comprises banks, diversified financial services and insurance in the SOI.

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and conducted some sales in information technology (IT).3 Key sales included reducing holdings in the aforementioned Tencent and in Brazilian financial conglomerate Itau Unibanco Holding. We also closed the Fund’s position in Remgro, a South African holding company with interests in food, finance and health care.

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

Chetan Sehgal, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Chetan Sehgal is an executive vice president and the Director of Global Emerging Markets/Small Cap Strategies for the Templeton Emerging Markets Group. In this capacity, he is responsible for strengthening the overall Global Emerging Markets and Small Cap strategies, providing guidance and thought leadership, coordinating appropriate resources and coverage, and leveraging the group’s expertise to add value across products within the strategies. Prior to joining Franklin Templeton in 1995, Mr. Sehgal was a senior ratings analyst for the Credit Rating Information Services of India, Ltd.

Mr. Sehgal earned a B.E. mechanical (honors) from the University of Bombay and a post-graduate diploma in management from the Indian Institute of Management in Bangalore, where he specialized in finance and business policy and graduated as an institute scholar. Mr. Sehgal speaks English and Hindi and is a Chartered Financial Analyst (CFA) charterholder.

CFA® is a trademark owned by CFA Institute.

3. The industrials sector comprises construction and engineering, trading companies and distributors, and transportation infrastructure in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+21.37%	+14.35%
1-Year	+29.23%	+21.78%
5-Year	+17.53%	+2.06%
10-Year	+4.76%	-0.13%

Advisor
6-Month	+21.55%	+21.55%
1-Year	+29.63%	+29.63%
5-Year	+19.11%	+3.56%
10-Year	+7.64%	+0.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.58%	1.80%
Advisor	1.33%	1.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,213.70	$ 8.51	$1,017.11	$ 7.75	1.55%
C	$1,000	$1,208.70	$12.60	$1,013.39	$11.48	2.30%
R	$1,000	$1,211.90	$ 9.87	$1,015.87	$ 9.00	1.80%
R6	$1,000	$1,216.60	$ 6.05	$1,019.34	$ 5.51	1.10%
Advisor	$1,000	$1,215.50	$ 7.14	$1,018.35	$ 6.51	1.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Class A

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$15.82	$13.59	$17.09	$22.86	$23.61	$21.21

Income from investment operations[a]:

Net investment income[b]	0.08	0.10	0.07	0.27[c]	0.20	0.37

Net realized and unrealized gains (losses)	3.30	2.32	(3.43)	(2.09)	(0.51)	2.41

Total from investment operations	3.38	2.42	(3.36)	(1.82)	(0.31)	2.78

Less distributions from:

Net investment income	—	(0.19)	(0.14)	(0.33)	(0.30)	(0.38)

Net realized gains	—	—	—	(3.62)	(0.14)	—

Total distributions	—	(0.19)	(0.14)	(3.95)	(0.44)	(0.38)

Net asset value, end of period	$19.20	$15.82	$13.59	$17.09	$22.86	$23.61

Total return[d]	21.37%	17.84%	(19.67)%	(8.11)%	(1.26)%	13.12%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.73%	1.79%	1.75%	1.72%	1.71%	1.70%

Expenses net of waiver and payments by affiliates	1.55%[f]	1.58%	1.68%	1.72%[g]	1.71%	1.70%[h]

Net investment income	0.89%	0.64%	0.44%	1.20%[c]	0.85%	1.65%

Supplemental data

Net assets, end of period (000’s)	$1,091,385	$961,888	$822,399	$1,187,072	$1,536,714	$1,773,204

Portfolio turnover rate	7.18%	27.40%	67.52%	83.92%	48.35%	25.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Benefit of expense reduction rounds to less than 0.01%.

g Benefit of waiver and payments by affiliates rounds to less than 0.01%.

h Benefit of expense reimbursement rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Class C

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$15.38	$13.22	$16.62	$22.32	$23.06	$20.72

Income from investment operations[a]:

Net investment income (loss)[b]	0.01	(0.02)	(0.04)	0.10[c]	0.03	0.20

Net realized and unrealized gains (losses)	3.20	2.26	(3.33)	(2.01)	(0.50)	2.35

Total from investment operations	3.21	2.24	(3.37)	(1.91)	(0.47)	2.55

Less distributions from:

Net investment income	—	(0.08)	(0.03)	(0.17)	(0.13)	(0.21)

Net realized gains	—	—	—	(3.62)	(0.14)	—

Total distributions	—	(0.08)	(0.03)	(3.79)	(0.27)	(0.21)

Net asset value, end of period	$18.59	$15.38	$13.22	$16.62	$22.32	$23.06

Total return[d]	20.87%	16.90%	(20.28)%	(8.71)%	(1.99)%	12.31%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.48%	2.54%	2.47%	2.44%	2.44%	2.43%

Expenses net of waiver and payments by affiliates	2.30%[f]	2.33%	2.40%	2.44%[g]	2.44%	2.43%[h]

Net investment income (loss)	0.14%	(0.11)%	(0.28)%	0.48%[c]	0.12%	0.92%

Supplemental data

Net assets, end of period (000’s)	$155,822	$141,100	$117,379	$186,356	$238,366	$266,206

Portfolio turnover rate	7.18%	27.40%	67.52%	83.92%	48.35%	25.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Benefit of expense reduction rounds to less than 0.01%.

g Benefit of waiver and payments by affiliates rounds to less than 0.01%.

h Benefit of expense reimbursement rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Class R

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$15.57	$13.37	$16.80	$22.55	$23.30	$20.92

Income from investment operations[a]:

Net investment income[b]	0.06	0.07	0.03	0.21[c]	0.14	0.31

Net realized and unrealized gains (losses)	3.24	2.27	(3.36)	(2.06)	(0.50)	2.38

Total from investment operations	3.30	2.34	(3.33)	(1.85)	(0.36)	2.69

Less distributions from:

Net investment income	—	(0.14)	(0.10)	(0.28)	(0.25)	(0.31)

Net realized gains	—	—	—	(3.62)	(0.14)	—

Total distributions	—	(0.14)	(0.10)	(3.90)	(0.39)	(0.31)

Net asset value, end of period	$18.87	$15.57	$13.37	$16.80	$22.55	$23.30

Total return[d]	21.19%	17.48%	(19.83)%	(8.32)%	(1.50)%	12.90%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.98%	2.04%	1.97%	1.94%	1.94%	1.93%

Expenses net of waiver and payments by affiliates	1.80%[f]	1.83%	1.90%	1.94%[g]	1.94%	1.93%[h]

Net investment income	0.64%	0.39%	0.22%	0.98%[c]	0.62%	1.42%

Supplemental data

Net assets, end of period (000’s)	$20,031	$16,628	$17,657	$26,123	$30,123	$33,109

Portfolio turnover rate	7.18%	27.40%	67.52%	83.92%	48.35%	25.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Benefit of expense reduction rounds to less than 0.01%.

g Benefit of waiver and payments by affiliates rounds to less than 0.01%.

h Benefit of expense reimbursement rounds to less than 0.01%.

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TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$15.70	$13.49	$16.99	$22.76	$23.77

Income from investment operations[b]:

Net investment income[c]	0.12	0.19	0.12	0.34[d]	0.12

Net realized and unrealized gains (losses)	3.28	2.28	(3.40)	(2.05)	(0.58)

Total from investment operations	3.40	2.47	(3.28)	(1.71)	(0.46)

Less distributions from:

Net investment income	—	(0.26)	(0.22)	(0.44)	(0.41)

Net realized gains	—	—	—	(3.62)	(0.14)

Total distributions	—	(0.26)	(0.22)	(4.06)	(0.55)

Net asset value, end of period	$19.10	$15.70	$13.49	$16.99	$22.76

Total return[e]	21.66%	18.34%	(19.34)%	(7.66)%	(1.89)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.27%	1.30%	1.27%	1.26%	1.30%

Expenses net of waiver and payments by affiliates	1.10%[g]	1.13%	1.22%	1.26%[h]	1.28%

Net investment income	1.34%	1.09%	0.90%	1.65%[d]	1.28%

Supplemental data

Net assets, end of period (000’s)	$70,559	$57,153	$48,263	$52,185	$299

Portfolio turnover rate	7.18%	27.40%	67.52%	83.92%	48.35%

a For the period May 1, 2013 (effective date) to December 31, 2013.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.

e Total return is not annualized for periods less than one year.

f Ratios are annualized for periods less than one year.

g Benefit of expense reduction rounds to less than 0.01%.

h Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017		Year Ended December 31,
	(unaudited)		2016	2015	2014	2013	2012

Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.73		$13.52	$17.01	$22.77	$23.53	$21.14

Income from investment operations[a]:

Net investment income[b]	0.10		0.13	0.12	0.33 [c]	0.26	0.43

Net realized and unrealized gains (losses)	3.29		2.31	(3.43)	(2.08)	(0.51)	2.40

Total from investment operations	3.39		2.44	(3.31)	(1.75)	(0.25)	2.83

Less distributions from:

Net investment income	—		(0.23)	(0.18)	(0.39)	(0.37)	(0.44)

Net realized gains	—		—	—	(3.62)	(0.14)	—

Total distributions	—		(0.23)	(0.18)	(4.01)	(0.51)	(0.44)

Net asset value, end of period	$19.12		$15.73	$13.52	$17.01	$22.77	$23.53

Total return[d]	21.55%		18.08%	(19.47)%	(7.79)%	(1.02)%	13.44%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.48%		1.54%	1.47%	1.44%	1.44%	1.43%

Expenses net of waiver and payments by affiliates	1.30%	[f]	1.33%	1.40%	1.44% [g]	1.44%	1.43% [h]

Net investment income	1.14%		0.89%	0.72%	1.48% [c]	1.12%	1.92%

Supplemental data

Net assets, end of period (000’s)	$170,239		$117,914	$101,900	$175,503	$283,063	$306,995

Portfolio turnover rate	7.18%		27.40%	67.52%	83.92%	48.35%	25.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Benefit of expense reduction rounds to less than 0.01%.

g Benefit of waiver and payments by affiliates rounds to less than 0.01%.

h Benefit of expense reimbursement rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Statement of Investments, June 30, 2017 (unaudited)

		Industry	Shares	Value
	Common Stocks 94.2%
	Argentina 0.1%
a	Grupo Clarin SA, B, GDR, Reg S	Media	39,911	$1,135,468

	Belgium 1.0%
	Anheuser-Busch InBev SA/NV	Beverages	138,428	15,291,725

	Brazil 1.3%
b	B2W Cia Digital	Internet & Direct Marketing Retail	793,500	2,801,222
	M Dias Branco SA	Food Products	591,300	8,795,682
	Mahle-Metal Leve SA	Auto Components	550,300	3,229,489
	Totvs SA	Software	577,100	5,251,667

				20,078,060

	Cambodia 0.7%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	20,778,000	10,910,928

	China 21.7%
b	Alibaba Group Holding Ltd., ADR	Internet Software & Services	360,040	50,729,636
	BAIC Motor Corp. Ltd., H	Automobiles	5,916,900	5,736,727
b	Baidu Inc., ADR	Internet Software & Services	84,210	15,061,801
	Bloomage Biotechnology Corp. Ltd.	Chemicals	3,324,000	6,385,963
	Brilliance China Automotive Holdings Ltd.	Automobiles	37,682,400	68,629,724
	China Life Insurance Co. Ltd., H	Insurance	2,367,000	7,230,374
	China Mobile Ltd.	Wireless Telecommunication Services	2,678,859	28,426,047
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	25,760,392	20,092,957
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	6,692,200	7,328,399
	COSCO Shipping Ports Ltd.	Transportation Infrastructure	4,330,590	5,080,619
	Dah Chong Hong Holdings Ltd.	Distributors	7,473,500	3,426,740
	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	2,400,660	2,472,680
b	JD.com Inc., ADR	Internet & Direct Marketing Retail	152,081	5,964,617
b	Leju Holdings Ltd., ADR	Internet Software & Services	123,741	227,683
	NetEase Inc., ADR	Internet Software & Services	56,955	17,122,382
	Ping An Insurance Group Co. of China Ltd., A	Insurance	2,634,312	19,269,105
	Poly Culture Group Corp. Ltd., H	Media	984,800	2,330,903
	Tencent Holdings Ltd.	Internet Software & Services	1,301,095	46,526,301
	Uni-President China Holdings Ltd.	Food Products	14,321,600	11,574,307
	Weifu High-Technology Co. Ltd., B	Auto Components	1,348,863	3,189,140

				326,806,105

	Czech Republic 0.4%
	Moneta Money Bank AS	Banks	1,701,603	5,701,286

	Hong Kong 2.5%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	640,862	5,049,992
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	7,584,200	16,862,952
	Sands China Ltd.	Hotels, Restaurants & Leisure	3,472,800	15,901,201

				37,814,145

	Hungary 1.3%
	Richter Gedeon Nyrt	Pharmaceuticals	765,719	20,017,150

	India 7.9%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	197,008	6,441,479
	Biocon Ltd.	Biotechnology	3,907,263	20,017,014
	Coal India Ltd.	Oil, Gas & Consumable Fuels	1,746,950	6,603,103
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	1,138,844	11,152,282
	ICICI Bank Ltd.	Banks	7,964,121	35,759,668
	Infosys Ltd.	IT Services	785,070	11,366,020
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	522,471	11,157,691
	Tata Chemicals Ltd.	Chemicals	952,500	8,946,454

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TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Industry	Shares	Value
	Common Stocks (continued)
	India (continued)
	Tata Motors Ltd., A	Automobiles	1,727,029	$7,036,935

				118,480,646

	Indonesia 3.4%
	Astra International Tbk PT	Automobiles	41,999,100	28,125,452
	Bank Danamon Indonesia Tbk PT	Banks	24,485,600	9,415,772
	Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	28,341,700	4,784,755
	Semen Indonesia (Persero) Tbk PT	Construction Materials	11,931,200	8,952,317

				51,278,296

	Kenya 0.4%
	Equity Group Holdings Ltd.	Banks	15,975,300	5,815,502

	Mexico 1.9%
	Grupo Financiero Santander Mexico SAB de CV, B, ADR	Banks	2,364,703	22,795,737
	Nemak SAB de CV	Auto Components	6,053,243	5,807,084

				28,602,821

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	677,413	292,108

	Pakistan 1.1%
	Habib Bank Ltd.	Banks	6,640,200	17,088,731

	Peru 0.8%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	1,060,170	12,191,955

	Philippines 0.2%
	BDO Unibank Inc.	Banks	1,411,517	3,471,368
	Security Bank Corp.	Banks	6,300	27,114

				3,498,482

	Russia 5.5%
	Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	1,492,646	5,907,893
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	181,362	8,832,329
	LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	169,450	8,252,215
a,b	Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	773,728	20,387,733
	MMC Norilsk Nickel PJSC, ADR	Metals & Mining	608,200	8,393,160
	Sberbank of Russia PJSC, ADR	Banks	1,527,302	15,807,576
b	Yandex NV, A	Internet Software & Services	600,167	15,748,382

				83,329,288

	Singapore 0.1%
	DBS Group Holdings Ltd.	Banks	109,798	1,653,988

	South Africa 6.8%
	Massmart Holdings Ltd.	Food & Staples Retailing	1,280,951	10,319,601
	MTN Group Ltd.	Wireless Telecommunication Services	1,160,761	10,113,614
	Naspers Ltd., N	Media	422,559	82,120,778

				102,553,993

	South Korea 16.7%
	Daelim Industrial Co. Ltd.	Construction & Engineering	216,385	16,820,474
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	143,527	10,718,174
	Hankook Tire Co. Ltd.	Auto Components	89,556	4,974,768
	Hanon Systems	Auto Components	1,253,688	11,278,407
	Hite Jinro Co. Ltd.	Beverages	277,870	5,654,818
	Hyundai Development Co-Engineering & Construction	Construction & Engineering	550,924	22,591,671
	iMarketkorea Inc.	Trading Companies & Distributors	281,660	3,345,686
	Interpark Holdings Corp.	Internet & Direct Marketing Retail	613,554	3,242,121

16	Semiannual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Industry	Shares	Value
	Common Stocks (continued)
	South Korea (continued)
	KT Skylife Co. Ltd.	Media	758,178	$10,827,047
	POSCO	Metals & Mining	66,214	16,597,886
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	54,792	113,754,189
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	486,550	28,642,336
	Youngone Corp.	Textiles, Apparel & Luxury Goods	88,180	2,626,307

				251,073,884

	Taiwan 12.1%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	1,421,000	16,994,588
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	10,932,240	42,083,046
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	58,000	9,255,116
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	3,956,300	12,404,928
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	14,769,000	101,313,960

				182,051,638

	Thailand 3.7%
	Kasikornbank PCL, fgn	Banks	2,502,700	14,719,595
	Kiatnakin Bank PCL, fgn	Banks	4,178,300	8,807,442
	Land and Houses PCL, fgn	Real Estate Management & Development	20,067,600	6,034,479
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	2,418,700	6,150,144
	Siam Commercial Bank PCL, fgn	Banks	1,268,000	5,812,913
	Thai Beverage PCL, fgn	Beverages	22,812,400	14,912,231

				56,436,804

	United Kingdom 3.9%
	Unilever PLC	Personal Products	1,091,204	59,057,003

	United States 0.7%
b	IMAX Corp.	Media	468,555	10,308,210

	Total Common Stocks (Cost $1,079,302,603)			1,421,468,216

c	Participatory Notes 1.2%
	Saudi Arabia 1.2%
	Deutsche Bank AG/London, Samba Financial Group, 8/03/20	Banks	613,570	4,245,735
	HSBC Bank PLC, Saudi Basic Industries Corp., 1/22/18	Chemicals	514,079	13,982,389

	Total Participatory Notes (Cost $14,548,861)			18,228,124

	Preferred Stocks 3.4%
	Brazil 3.4%
d	Banco Bradesco SA, 4.12%, ADR, pfd	Banks	2,712,784	23,058,664
d	Itau Unibanco Holding SA, 5.137%, ADR, pfd	Banks	2,538,573	28,051,232

	Total Preferred Stocks (Cost $27,629,194)			51,109,896

	Total Investments before Short Term Investments (Cost $1,121,480,658)			1,490,806,236

franklintempleton.com	Semiannual Report	17

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares	Value
	Short Term Investments (Cost $16,231,114) 1.1%

	Money Market Funds 1.1%
	United States 1.1%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 0.58%	16,231,114	$16,231,114

	Total Investments (Cost $1,137,711,772) 99.9%		1,507,037,350
	Other Assets, less Liabilities 0.1%		999,701

	Net Assets 100.0%		$1,508,037,051

See Abbreviations on page 31.

† Rounds to less than 0.1% of net assets.

a Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $21,523,201, representing 1.4% of net assets.

b Non-income producing.

c See Note 1(c) regarding Participatory Notes.

d Variable rate security. The rate shown represents the yield at period end.

e See Note 3(f) regarding investments in affiliated management investment companies.

f The rate shown is the annualized seven-day yield at period end.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,121,480,658
Cost - Non-controlled affiliates (Note 3f)	16,231,114

Total cost of investments	$1,137,711,772

Value - Unaffiliated issuers	$1,490,806,236
Value - Non-controlled affiliates (Note 3f)	16,231,114

Total value of investments	1,507,037,350
Receivables:
Investment securities sold	123,887
Capital shares sold	1,346,968
Dividends	6,035,677
Foreign tax	975,682
Affiliates	1,513
Other assets	883

Total assets	1,515,521,960

Liabilities:
Payables:
Investment securities purchased	873,011
Capital shares redeemed	2,429,766
Management fees	1,259,024
Distribution fees	740,103
Transfer agent fees	474,997
Deferred tax	1,411,539
Accrued expenses and other liabilities	296,469

Total liabilities	7,484,909

Net assets, at value	$1,508,037,051

Net assets consist of:
Paid-in capital	$1,504,763,277
Distributions in excess of net investment income	(16,396,810)
Net unrealized appreciation (depreciation)	367,487,126
Accumulated net realized gain (loss)	(347,816,542)

Net assets, at value	$1,508,037,051

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Class A:
Net assets, at value	$1,091,385,116

Shares outstanding	56,838,433

Net asset value per share[a]	$19.20

Maximum offering price per share (net asset value per share ÷ 94.25%)	$20.37

Class C:
Net assets, at value	$ 155,822,440

Shares outstanding	8,380,389

Net asset value and maximum offering price per share[a]	$18.59

Class R:
Net assets, at value	$ 20,031,200

Shares outstanding	1,061,519

Net asset value and maximum offering price per share	$18.87

Class R6:
Net assets, at value	$ 70,558,801

Shares outstanding	3,693,461

Net asset value and maximum offering price per share	$19.10

Advisor Class:
Net assets, at value	$ 170,239,494

Shares outstanding	8,903,670

Net asset value and maximum offering price per share	$19.12

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $2,798,870)
Unaffiliated issuers	$17,308,023
Non-controlled affiliates (Note 3f)	29,807

Total investment income	17,337,830

Expenses:
Management fees (Note 3a)	8,523,247
Distribution fees: (Note 3c)
Class A	1,304,438
Class C	756,974
Class R	46,054
Transfer agent fees: (Note 3e)
Class A	1,074,525
Class C	155,970
Class R	19,025
Class R6	275
Advisor Class	146,920
Custodian fees (Note 4)	216,985
Reports to shareholders	98,741
Registration and filing fees	75,533
Professional fees	34,560
Trustees’ fees and expenses	57,611
Other	25,433

Total expenses	12,536,291
Expense reductions (Note 4)	(367)
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,286,486)

Net expenses	11,249,438

Net investment income	6,088,392

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	42,585,258
Foreign currency transactions	209,163

Net realized gain (loss)	42,794,421

Net change in unrealized appreciation (depreciation) on:
Investments	222,369,604
Translation of other assets and liabilities denominated in foreign currencies	806,953
Change in deferred taxes on unrealized appreciation	(156,331)

Net change in unrealized appreciation (depreciation)	223,020,226

Net realized and unrealized gain (loss)	265,814,647

Net increase (decrease) in net assets resulting from operations	$271,903,039

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 6,088,392	$ 7,401,194
Net realized gain (loss)	42,794,421	42,107,152
Net change in unrealized appreciation (depreciation)	223,020,226	154,346,665

Net increase (decrease) in net assets resulting from operations	271,903,039	203,855,011

Distributions to shareholders from:
Net investment income:
Class A	—	(11,517,193)
Class C	—	(759,420)
Class R	—	(152,701)
Class R6	—	(925,944)
Advisor Class	—	(1,706,642)

Total distributions to shareholders	—	(15,061,900)

Capital share transactions: (Note 2)
Class A	(71,048,126)	(1,900,554)
Class C	(13,972,618)	2,556,104
Class R	(104,042)	(3,762,151)
Class R6	1,017,483	1,219,445
Advisor Class	25,557,045	180,083

Total capital share transactions	(58,550,258)	(1,707,073)

Net increase (decrease) in net assets	213,352,781	187,086,038
Net assets:
Beginning of period	1,294,684,270	1,107,598,232

End of period	$1,508,037,051	$1,294,684,270

Distributions in excess of net investment income included in net assets:
End of period	$ (16,396,810)	$ (22,485,202)

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	4,158,084	$74,597,035	7,489,500	$113,234,893
Shares issued in reinvestment of distributions	283	4,374	638,476	9,848,647
Shares issued on reorganization	—	—	6,345,718	87,413,868
Shares redeemed	(8,124,496)	(145,649,535)	(14,182,070)	(212,397,962)

Net increase (decrease)	(3,966,129)	$(71,048,126)	291,624	$(1,900,554)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class C Shares:
Shares sold	553,644	$9,704,053	744,363	$11,160,408
Shares issued in reinvestment of distributions	—	—	46,873	700,090
Shares issued on reorganization	—	—	1,879,982	25,114,916
Shares redeemed	(1,350,204)	(23,676,671)	(2,373,175)	(34,419,310)

Net increase (decrease)	(796,560)	$(13,972,618)	298,043	$2,556,104

Class R Shares:
Shares sold	214,571	$3,788,226	320,719	$4,698,402
Shares issued in reinvestment of distributions	—	—	9,394	142,558
Shares redeemed	(221,323)	(3,892,268)	(582,783)	(8,603,111)

Net increase (decrease)	(6,752)	$(104,042)	(252,670)	$(3,762,151)

Class R6 Shares:
Shares sold	335,349	$5,986,090	737,878	$11,204,197
Shares issued in reinvestment of distributions	—	—	13,686	208,603
Shares redeemed	(281,310)	(4,968,607)	(689,699)	(10,193,355)

Net increase (decrease)	54,039	$1,017,483	61,865	$1,219,445

Advisor Class Shares:
Shares sold	2,681,062	$47,983,451	2,570,319	$40,211,772
Shares issued in reinvestment of distributions	10	147	100,872	1,549,140
Shares issued on reorganization	—	—	292,708	4,014,734
Shares redeemed	(1,272,050)	(22,426,553)	(3,008,250)	(45,595,563)

Net increase (decrease)	1,409,022	$25,557,045	(44,351)	$180,083

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 1.199% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$82,186
CDSC retained	$10,293

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $1,396,715, of which $683,507 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	22,362,941	121,123,730	(127,255,557)	16,231,114	$16,231,114	$29,807	–	0.1%

g. Waiver and Expense Reimbursements

TAML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.31%, and Class R6 does not exceed 1.08% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

In addition to the waiver above, TAML has contractually agreed in advance to limit the investment management fees to 1.05% of the average daily net assets of the Fund until April 30, 2018.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$170,308,709
2018	12,538,988
Capital loss carryforwards not subject to expiration:
Short term	112,860,450
Long term	81,969,757

Total capital loss carryforwards	$377,677,904	[a]

a Includes $230,322,717 from the merged Templeton BRIC Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,170,189,410

Unrealized appreciation	$422,062,086
Unrealized depreciation	(85,214,146)

Net unrealized appreciation (depreciation)	$336,847,940

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of reorganization related transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $100,809,498 and $154,690,090, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies impacted by the sanctions, the restrictions do not impact the existing investments in those issuers. At June 30, 2017, the Fund had 5.5% of its net assets invested in Russia.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$1,472,578,112	$—	$—	$1,472,578,112
Participatory Notes	—	18,228,124	—	18,228,124
Short Term Investments	16,231,114	—	—	16,231,114

Total Investments in Securities	$1,488,809,226	$18,228,124	$—	$1,507,037,350

a Includes common and preferred stocks.

b For detailed categories, see the accompanying Statement of Investments.

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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TEMPLETON DEVELOPING MARKETS TRUST

Shareholder Information

Board Approval of Investment Management Agreements

Templeton Developing Markets Trust

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management, Ltd. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets funds. The Board noted that the Fund’s annualized total return for the one-year period was in the first quintile and above the median of its Performance Universe, improving over its annualized total return for the three-, five- and 10-year periods, which was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting management’s continued attention to the portfolio management team and that the Fund’s annualized total return for the one-year period was 17.84%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eleven other emerging markets funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and was only 2.4 basis points above the median of its Expense Group. The Board also noted that, effective March 1, 2016, management contractually agreed to waive the Management Rate so that it does not exceed 1.05%.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and

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SHAREHOLDER INFORMATION

systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Board Approval of Investment Management Agreements

Templeton Developing Markets Trust

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved, and recommended shareholder approval of, a new investment sub-advisory agreement between Templeton Asset Management Ltd. (Manager), the Fund’s investment manager, and Franklin Templeton Investment Management Limited (Sub-Adviser), an affiliate of the Manager, on behalf of the Fund (Sub-Advisory Agreement) for an initial two year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement.

The Board reviewed and considered information provided by the Manager at the Meeting with respect to the Sub-Advisory Agreement. The Board reviewed and considered the factors it deemed relevant in approving the Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser; and (ii) the costs of the services to be provided by the Sub-Adviser. The Board considered that management proposed that the Board approve the Sub-Advisory Agreement in order to facilitate certain portfolio management team enhancements.

In approving the Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the proposed investment sub-advisory fees are fair and reasonable and that the approval of such Sub-Advisory Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Sub-Adviser and currently being provided by the Manager and its affiliates to the Fund and its shareholders. In particular, with respect to the Sub-Adviser, the Board took into account that the Sub-Advisory Agreement would not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or principal risks associated with an investment in the Fund. The Board reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided by the Sub-Adviser to the Fund and its shareholders under the Sub-Advisory Agreement; the Sub-Adviser’s experience as manager of other funds and accounts, including those within the Franklin Templeton Investments (FTI) organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and the Sub-Adviser’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization.

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SHAREHOLDER INFORMATION

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s and the Sub-Adviser’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Sub-Adviser to the Fund and its shareholders.

Fund Performance

The Board noted its review and consideration of the performance results of the Fund in connection with the Annual Contract Renewal. The Board recalled its conclusion at that time that the Fund’s performance was satisfactory. The Board further recalled recent and expected portfolio management team changes for the Fund.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by the Sub-Adviser. The Board noted that the addition of the Sub-Adviser will have no impact on the amount of management fees that are currently paid by the Fund as the Sub-Adviser will be paid by the Manager out of the management fee that the Manager receives from the Fund. The Board further noted that the allocation of the fee between the Manager and the Sub-Adviser reflected the services to be provided by each. The Board concluded that the proposed investment sub-advisory fee is fair and reasonable.

Management Profitability and Economies of Scale

The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the February 2017 annual contract renewal of the existing investment management agreement with the Manager had not changed as a result of the proposal to approve the Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the Sub-Advisory Agreement for an initial two year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Templeton Developing Markets Trust

Investment Manager

Templeton Asset Management Ltd.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	711 S 08/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 25, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date August 25, 2017